UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2021

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.

In February 2020, the Audit/Compliance Committee (the “Audit Committee”) of the Board of Directors of Granite Construction Incorporated (the “Company”), assisted by independent counsel, initiated an investigation of prior-period reporting for the Heavy Civil operating group, and the extent to which these matters affect the effectiveness of the Company’s internal control over financial reporting (the “Investigation”).

The Investigation is now complete.

On February 19, 2021, the Company issued a press release with respect to its earnings for the year ended December 31, 2019, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

The information set forth herein, including the exhibit is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall the information, including the exhibit, be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 16, 2021, the Audit Committee, in consultation with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, concluded that the Company’s previously issued consolidated financial statements and related disclosures for each of the quarters in the year ended December 31, 2018 should no longer be relied upon due to misstatements contained in such financial statements. The misstatements were discovered in connection with the Audit Committee’s independent Investigation of forecasts associated with projects in the Heavy Civil operating group.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated February 19, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: February 19, 2021